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                                                                    Exhibit 10.2
Registration Rights Agreement Between MediaX Corp. and CTI II
             Limited


                          REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 6, 2000, and is entered into by and between CTI II Limited, a corporation organized and existing under the laws of Bermuda (the "Investor"), and MediaX Corporation, a Nevada corporation (the "Company"). Terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

               WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor is purchasing from the Company, pursuant to a Securities Purchase Agreement dated the date hereof (the "Purchase Agreement"), 1,059,322 shares of Series A Convertible Preferred Stock of the Company;

               WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor is receiving from the Company a Stock Purchase Warrant dated the date hereof pursuant to which Investor shall have the right to purchase up to 1,059,322 shares of Common Stock of the Company (the "Warrant"); and

               WHEREAS, the Company desires to grant to the Investor the registration rights set forth herein with respect to 1,059,322 shares of Common Stock issuable upon conversion of the Series A Preferred Stock and 1,059,322 shares of Common Stock issuable upon exercise of the Warrant (and such indeterminate number of additional shares of Common Stock as may be issued pursuant to certain the anti-dilution adjustments set forth in the Company's Certificate of Designation with respect to the Series A Preferred Stock and Common Stock issuable upon exercise of the Warrant ("Additional Securities")) (collectively hereinafter referred to as the "Stock" or "Securities" of the Company).


               NOW, THEREFORE, the parties hereto mutually agree as follows:

               Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the SEC, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, or (iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the
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definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

               Section 2. Restrictions on Transfer. Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act, pursuant to Regulation S or another exemption, or (ii) registration under the Securities Act.

                      With a view to making available to the Investor the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees and acknowledges that the Company currently is, and will remain:

                      (a) in compliance with the provisions of paragraph (c)(1) of Rule 144; and

                      (b) filing with the SEC in a timely manner all reports and other documents required to be filed with the SEC pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements.

               Section 3. Registration Rights With Respect to the Securities.


                      (a) The Company agrees that it will prepare and file with the SEC, within thirty (30) days after the date hereof, a registration statement(s) (on Form S-1, S-3, SB-2, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(d) hereof), so as to permit a public offering and resale of the Securities under the Securities Act by the Investor.

               The Company shall use its best efforts to cause the Registration Statement to become effective within sixty (60) days from the date hereof, or, if earlier, within five (5) days of SEC clearance of the Company's request for acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall be all of the Securities and the shares of Common Stock otherwise owned by Investor on the filing date. The Company will immediately notify Investor of the effectiveness of the Registration Statement(s).

                      (b) In case the Company shall receive from Investor a written request that the Company effect a registration, qualification or compliance with respect to shares of Securities not previously registered pursuant to this Agreement, for any reason, the Company will, within sixty (60) days, use its best efforts to effect such registration,
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qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Securities as are specified in such request.

                      (c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of the date that (i) none of the Securities covered by such Registration Statement are or may become issued and outstanding,
(ii) all of the Securities have been sold pursuant to such Registration Statement, or (iii) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend (the "Effectiveness Period").

                      (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company and the Investor in connection with the preparation and filing of the Registration Statement pursuant to this Agreement and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investor shall only bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered. The Investor and its counsel shall have a reasonable period, not to exceed ten (10) Trading Days, to review and revise the proposed Registration Statement or any amendment thereto, prior to filing with the SEC, and the Company shall provide Investor with copies of any comment letters received from the SEC with respect thereto, as well as any correspondence from the Company or its counsel or accountants to the SEC, including in all instances, all exhibits, attachments and references thereto, within two (2) Trading Days of receipt or transmittal thereof. The Company shall qualify any of the Securities in such states as Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

                      (e)(i) If the Registration Statement shall not have become effective, for any reason, within sixty (60) days from the date hereof (the "Effectiveness Target"), each holder of Registrable Securities shall have the right to have all or any portion of the Registrable Securities held thereby repurchased by the Company (such right being referred to herein as the "Put Right") at a price per share equal to the higher of (i) the average closing sale price for a share of the Company's Common Stock as listed on the over-the-counter bulletin board of the National Association of Securities Dealers for the 10 consecutive Trading Days immediately preceding the Effectiveness Target or (ii) the original purchase price of such Registrable Securities (such average sale price being referred to herein as the "Stipulated Price").
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                      (ii) The Put Right shall be exercisable by each holder of
Registrable Securities (the "Selling Holder") by delivering written notice thereof (the "Put Notice") to the Company by no later than 30 days after the Effectiveness Target. Each Put Notice shall indicate the number of shares of Registrable Securities to be repurchased and the date on which the repurchase is to be effected, which date shall be no less than 5 and no more than 15 business days after the date of the Put Notice.

                      (iii) On the applicable repurchase date, (A) the Selling Holder shall deliver to the Company the certificate or certificates evidencing the shares of stock indicated in the Put Notice, (B) the Company shall pay to the Selling Holder, by cashier's check or wire transfer in immediately available funds, an amount equal to the Stipulated Share Price multiplied by the number of shares tendered; and (C) if the certificate or certificates tendered shall not include all of the Registrable Securities then held by the Selling Holder, the Company shall instruct its transfer agent in writing to issue a new certificate evidencing the remaining Registrable Securities held by such Selling Holder as promptly as practicable (and in any event within 3 business days) after the Repurchase Date and the Company shall provide the Selling Holder with a copy of such written instructions.

                      (iv) Nothing in this Section 3(e), nor any exercise of the Put Right contemplated hereby, shall in any way affect Company's obligations to register the Registrable Securities in accordance with this Section 3.

                      (f) Nothing contained in this Agreement, including registration of the Securities, shall require or obligate the Investor to take any action with respect to the Securities, including conversion, exercise or disposition thereof.

               Section 4. Cooperation with Company. The Investor will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, subject to the prior approval of counsel to the Investor. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the SEC will permit to be registered without naming the Investor as underwriters. Any delay or delays caused by the Investor by failure to cooperate as required hereunder shall not constitute a default.

               Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investor's assistance and cooperation as reasonably required with respect to each Registration Statement:

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                      (a) (i)prepare and file with the SEC such amendments and
supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      (b) (i)prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investor as required by Section 3(c) and reflect in such documents all such comments as the Investor (and their counsel) reasonably may propose and (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Investor;

                      (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Investor;

                      (d) list such Registrable Securities on the Principal Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market and provide copies of all correspondence to or from such Principal Market to Investor;

                      (e) notify each Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances

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then existing, and the Company shall prepare and file a curative amendment under
Section 5(a) hereof as quickly as commercially possible;

                      (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                      (g) cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three (3) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

                      (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

                      (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

                      (j) maintain a transfer agent and registrar for its Common Stock.

               Section 6. Indemnification.

                      (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Investor and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any
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Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel or affiliates, specifically for use in the preparation thereof, which written information is not subsequently modified to correct any untrue statement or omission. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                      (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel or affiliates, specifically for use in the preparation thereof, which written information is not subsequently modified to correct any untrue statement or omission. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

                      (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the

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commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

               All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

               Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        Notwithstanding any other provision of this Section 7, in no event shall any Investor be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act.

               Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be delivered as set forth in the Purchase Agreement.

               Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Investor under this Agreement may be assigned to any purchaser of any of the Registrable Securities from Investor.

               Section 10. Additional Covenants of the Company. The Company agrees that at such time as it otherwise meets the requirements for the use of Securities Act Registration Statement on Form S-3 for the purpose of registering the Registrable Securities, it shall file all reports and information required to be filed by it with the SEC in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

               Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

               Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

               Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

               Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts and without regard to its principles of conflicts of laws.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

Dated:  December 6, 2000

                                            MEDIAX CORPORATION


                                            By: /s/ Rainer Poertner
                                               ---------------------------------
                                            Name: Rainer Poertner
                                            Title: Chairman


                                            CTI II LIMITED


                                            By: /s/ Ng Keh Long
                                               ---------------------------------
                                            Name: Ng Keh Long
                                            Title: President